Exhibit 3.2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles BUSINESS CORPORATIONS ACT	T.K. SPARKS

This Notice of Articles was issued by the Registrar on: October 13, 2022 09:28 AM Pacific Time

Incorporation Number:                C1117210

Recognition Date and Time:    Continued into British Columbia on May 2, 2017 09:30 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ZYMEWORKS BC INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, P.O. BOX 49314	SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3	VANCOUVER BC V7X 1L3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, P.O. BOX 49314	SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3	VANCOUVER BC V7X 1L3
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Cox, Troy

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Sacks, Natalie

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Zoth, Lota

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Galbraith, Kenneth

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Renton, Hollings C,

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Mahony, Susan

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

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Last Name, First Name, Middle Name:
Neu, Kelvin

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

Last Name, First Name, Middle Name:
Hillan, Kenneth J.

Mailing Address:	Delivery Address:
114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

June 9, 2022

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

2. No Maximum	Preferred Shares	Without Par Value

With Special Rights or Restrictions attached

1. No Maximum	Series A Participating Preferred	Special Rights or Restrictions are attached

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